UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2007

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

Six-Months Ended
September 30, 2007

October 29, 2007

Dear Shareholders:

For its six-month period ended September 30, 2007, the Perkins Discovery Fund posted good results, with a return of 8.24% versus -1.17% for the Wilshire Micro-Cap, 1.19% for the Russell 2000, 11.56% for the NASDAQ Composite and 8.39% for the S&P 500.  These results, however, came with considerable volatility.  The Fund started the period with a positive move of 19.56% into July 17, which was followed by a 13.43% decline into August 16 and then a 4.58% up move into the end of the quarter.

The table below shows the Fund’s performance for various periods ended September 30, 2007.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000	Composite	500
Total Return	Fund	Micro-Cap Index	Index	Index	Index
Since 4-9-98 Inception	17.87%	11.25%	6.94%	4.25%	5.07%
Five Year	25.53%	22.44%	18.75%	18.18%	15.45%
Three Year	20.18%	10.79%	13.36%	12.51%	13.14%
One Year	31.32%	9.51%	12.34%	19.62%	16.44%

The Fund’s performance by calendar year is shown in the table below.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000	Composite	500
Calendar Period	Fund	Micro-Cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11.36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007 (YTD to 09/30/07)	18.22%	-0.10%	3.16%	11.85%	9.13%
Annualized
(Inception to 09/30/07)	17.87%	11.25%	6.94%	4.25%	5.07%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361.  The Fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.  The Fund’s total gross expense ratio was 2.56% as of June 29, 2007.  The advisor has contractually agreed to cap net expenses to 2.00% indefinitely.

The last six-months was also a volatile time for the market in general.  This time period generated six 90% down days and four 90% up days (when 90% of the total of up and down volume on the New York Stock Exchange is either up or down).  In our last letter, we indicated that we believed we should have a good market into summer followed by a fall correction.  As it turned out the correction started in mid July and was followed by a rally into mid to late October.  A recent 90% down day on October 19 leads us to believe that we likely have more correction ahead of us.  A fall correction is common during the third presidential year prior to a stronger market during the election year.

In our last letter, we mentioned that we are in our eighth year of outperformance by small-cap stocks. In the past, some small-cap cycles have not lasted this long but others have lasted as long as ten or eleven years.  After the correction into mid August of this year the larger stocks have had a stronger rally than small stocks.  This may be the beginning of a change in leadership, which tells us that good stock selection will become even more important in the future.

Our three best performing stocks for the six-month period were Insignia Systems, Inc., KMG Chemicals, Inc. and Addvantage Technologies Group, Inc.  Insignia is a provider of in-store advertising products and services to retailers and consumer packaged good manufacturers.  KMG Chemicals is a specialty chemicals producer.  Addvantage Technologies is a supplier of electronic equipment to the cable television industry.  The Fund’s three biggest losers were Westmoreland Coal Co., Mathstar, Inc. and Natural Health Trends Corp.  Westmoreland is a coal producer with mines in Montana, Texas and North Dakota.  Mathstar is a developer of programmable logic devices called field programmable object arrays.  Natural Health Trends is a manufacturer and direct marketer of personal health care products.

We cannot control the action of the market; however, we will continue to pick stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these are approaching levels where they will be sold, even though they continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.

We believe the Discovery Fund is well-positioned in micro-cap growth stocks.  Its top five holdings in terms of market value are Insignia Systems, Inc., Addvantage Technologies Group, Inc., Elixer Gaming Technologies, Inc., I-Many, Inc., and Iomega Corp.  The Fund also has many other holdings that we believe hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility.  The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.  As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index.  One cannot invest directly in an index.  Please refer to the schedule of investments for more information regarding fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Funds are distributed by Quasar Distributors, LLC.  (11/07)

The Perkins Discovery Fund

SECTOR ALLOCATION at September 30, 2007 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six-Months Ended September 30, 2007 (Unaudited)
As a shareholder of the Perkins Discovery Fund ("the Fund"), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/07 – 9/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares that have been held for less than 90 days. Individual Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These examples are not included in the example

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six-Months Ended September 30, 2007 (Unaudited) (Continued)
below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account Value	During the Period
	Value 4/1/07	9/30/07	4/1/07 – 9/30/07*
Actual	$1,000	$1,082	$10.52
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.18

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.02% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 91.4%
Chemicals: 1.0%
20,000	Landec Corp.*	$309,200
Communications Equipment: 2.1%
50,000	Globecomm
	Systems, Inc.*	663,000
Computers & Peripherals: 2.4%
150,000	Iomega Corp.*	786,000
Consumer Finance: 1.5%
90,000	Cash Systems, Inc.*	474,300
Containers & Packaging: 1.6%
100,000	UFP
	Technologies, Inc.*	514,000
Electrical Equipment: 1.7%
40,000	Coleman Cable, Inc.*	553,600
Electronic Equipment & Instruments: 11.7%
125,000	ADDvantage
	Technologies
	Group, Inc.*	1,015,000
165,000	American
	Technology Corp.*	627,000
200,000	Elixir Gaming
	Technologies, Inc.*	872,000
225,000	Iteris, Inc.*	501,750
107,500	Wireless Ronin
	Technologies, Inc.*	725,625
		3,741,375
Energy Equipment & Services: 1.8%
40,000	Union Drilling, Inc.*	583,200
Health Care Equipment & Supplies: 11.2%
500,000	American Bio
	Medica Corp.*	500,000
350,000	Antares Pharma, Inc.*	504,000
150,000	CardioGenesis Corp.*	39,150
300,000	Diomed Holdings, Inc.*	260,700
50,000	Endologix, Inc.*	197,000
40,000	IRIS
	International, Inc.*	768,000
60,000	MedicalCV, Inc.*	160,800
25,000	Micrus
	Endovascular Corp.*	456,750
15,000	Span America Medical
	Systems, Inc.	82,000
100,000	Uroplasty, Inc.*	432,000
		3,600,400
Health Care Providers & Services: 5.9%
65,000	Alliance Imaging, Inc.*	588,900
175,000	Health Fitness Corp.*	553,000
60,000	IntegraMed
	America, Inc.*	741,000
		1,882,900
Healthcare: Products: 1.6%
90,000	EDAP TMS
	S.A. - ADR*	516,600
Help Supply Services: 2.9%
80,000	RCM
	Technologies, Inc.*	524,000
100,000	Westaff, Inc.*	415,000
		939,000
Hotels, Restaurants & Leisure: 0.7%
50,000	Granite City Food
	& Brewery Ltd.*	210,000
Household Products: 0.8%
45,000	Spectrum Brands, Inc.*	261,000
Insurance: 1.5%
47,500	Brooke Corp.	469,775
Internet Software & Services: 5.5%
75,000	Access Integrated
	Technologies, Inc.*	420,000
285,000	Commtouch
	Software Ltd.*	564,300
275,000	I-Many, Inc.*	792,000
		1,776,300
IT Services: 1.4%
100,000	Computer Task
	Group, Inc.*	435,000
Leisure Equipment & Products: 0.9%
100,000	Adams Golf, Inc.*	205,000
40,000	Nature Vision, Inc.*	99,600
		304,600

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 91.4% (Continued)
Media: 8.9%
450,000	Insignia Systems, Inc.*	$2,124,000
50,000	Lakes
	Entertainment, Inc.*	476,500
60,000	Navarre Corp.*	225,600
15,379	WPT Enterprises, Inc.*	44,292
		2,870,392
Metals & Mining: 3.2%
90,000	Midway Gold Corp.*	280,501
200,000	Polymet Mining Corp.*	758,000
		1,038,501
Motor Vehicles &
Passenger Car Bodies: 2.1%
39,250	Spartan Motors, Inc.	660,577
Personal Products: 1.1%
159,000	Natural Health
	Trends Corp.*	351,390
Pharmaceuticals: 6.8%
250,000	Heska Corp.*	540,000
30,000	Matrixx
	Initiatives, Inc.*	592,800
60,000	Oculus Innovative
	Sciences, Inc.*	445,200
125,000	Vivus, Inc.*	620,000
		2,198,000
Prepackaged Software: 3.2%
18,000	NVE Corp.*	560,160
80,000	SumTotal
	Systems, Inc.*	468,800
		1,028,960
Semiconductor &
Semiconductor Equipment: 0.9%
270,000	Mathstar, Inc.*	302,400
Software: 5.2%
15,000	Ebix, Inc.*	744,750
300,000	SoftBrands, Inc.*	570,000
185,000	Wave Systems Corp.*	340,400
		1,655,150
Specialty Retail: 2.1%
79,029	Appliance Recycling
	Centers of
	America, Inc.*	674,117
Trading Companies & Distributors: 1.7%
22,000	Rush Enterprises,
	Inc. - Class A*	557,700
TOTAL COMMON STOCKS
(Cost $26,951,280)		29,357,437
SHORT-TERM INVESTMENTS: 8.4%
Money Market Investments: 8.4%
1,286,473	AIM Liquid Assets	1,286,473
1,396,635	AIM Short-Term
	Prime-Institutional
	Class	1,396,635
TOTAL SHORT-TERM
INVESTMENTS
(Cost $2,683,108)		2,683,108
TOTAL INVESTMENTS: 99.8%
(Cost $29,634,388)		32,040,545
Other Assets in Excess
of Liabilities: 0.2%		69,798
TOTAL NET ASSETS: 100.0%		$32,110,343

ADR American Depository Receipt
*  Non Income Producing

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(cost $29,634,388) (Note 2)	$32,040,545
Cash	2,452
Receivables:
Investments sold	254,240
Fund shares sold	252,019
Dividends and interest	14,283
Prepaid expenses	20,307
Total assets	32,583,846

LIABILITIES
Payables:
Fund shares redeemed	200,982
Investment securities purchased	174,771
Investment advisory fees, net	27,454
Administration fees	6,895
Fund accounting fees	3,242
Transfer agent fees	4,764
Chief compliance officer fees	1,042
Other accrued expenses	54,353
Total liabilities	473,503

NET ASSETS	$32,110,343
Net asset value, offering and redemption price per share
($32,110,343 / 1,018,244 shares outstanding: unlimited
shares authorized without par value)	$31.54

COMPONENTS OF NET ASSETS
Paid-in capital	$28,187,659
Accumulated net investment loss	(131,389)
Accumulated net realized gain on investments	1,647,916
Net unrealized appreciation on investments	2,406,157
Net assets	$32,110,343

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Six-Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME
Dividends	$87,510
Interest	182,461
Total investment income	269,971

EXPENSES (Note 3)
Investment advisory fees	150,082
Administration fees	37,552
Distribution fees	37,520
Transfer agent fees	19,156
Registration fees	12,209
Fund accounting fees	11,734
Audit fees	9,026
Miscellaneous expenses	5,474
Reports to shareholders	4,866
Custody fees	4,549
Trustee fees	3,099
Legal fees	3,055
Chief compliance officer fees	3,009
Insurance expense	1,180
Total expenses	302,511
Less: fees waived	(99)
Net expenses	302,412
Net investment loss	(32,441)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,430,745
Change in net unrealized depreciation on investments	(1,671,329)
Net realized and unrealized loss on investments	(240,584)
Net decrease in net assets
resulting from operations	$(273,025)

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six-Months Ended
	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(32,441)	$(222,021)
Net realized gain on investments	1,430,745	898,336
Change in net unrealized appreciation
(depreciation) on investments	(1,671,329)	986,479
Net increase (decrease) in net
assets resulting from operations	(273,025)	1,662,794

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(978,445)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	18,814,756	946,905
Total increase in net assets	18,541,731	1,631,254

NET ASSETS
Beginning of period	13,568,612	11,937,358
End of period	$32,110,343	$13,568,612
Accumulated net investment loss	$(131,389)	$(98,948)

(a)	Summary of capital share transactions is as follows:

	Six-Months Ended
	September 30, 2007		Year Ended
	(Unaudited)		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	1,056,435	$34,540,919	136,496	$3,669,781
Shares issued in
reinvestment of
distributions	—	—	35,641	929,522
Shares redeemed (b)	(503,825)	(15,726,163)	(137,356)	(3,652,398)
Net increase	552,610	$18,814,756	34,781	$ 946,905

(b)	Net of redemption fees of $51,064 and $1,175, respectively.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six-Months
	Ended
	September 30,		Year Ended March 31,
	2007(1)		2007	2006	2005	2004	2003
Net asset value,
beginning of period	$29.14		$27.71	$22.52	$23.30	$13.58	$18.61

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.13)		(0.48)	(0.33)	(0.61)	(0.50)	(0.40)
Net realized and
unrealized gain (loss)
on investments	2.48		4.16	7.72	0.49	10.03	(4.66)
Total from investment
operations	2.35		3.68	7.39	(0.12)	9.53	(5.06)

LESS DISTRIBUTIONS:
From net realized gain	—		(2.25)	(2.21)	(0.72)	—	(0.07)
Paid-in capital from
redemption fees
(Note 2)	0.05		0.00 (2)	0.01	0.06	0.19	0.10
Net asset value,
end of period	$31.54		$29.14	$27.71	$22.52	$23.30	$13.58
Total return	8.24	%(3)	14.24%	35.15%	(0.54)%	71.58%	(26.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$32.1		$13.6	$11.9	$6.7	$7.9	$3.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed(5)	2.02	%(4)	2.54%	3.28%	2.93%	2.94%	4.56%
After fees waived and
expenses absorbed(5)	2.02	%(4)	2.50%	2.50%	2.50%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.22	)%(4)	(1.84)%	(2.68)%	(2.67)%	(2.79)%	(4.20)%
After fees waived and
expenses absorbed	(0.22	)%(4)	(1.80)%	(1.90)%	(2.24)%	(2.35)%	(2.14)%
Portfolio turnover rate	38	%(3)	78%	78%	36%	103%	55%

(1)	Unaudited.
(2)	Amount is less than $0.01.
(3)	Not Annualized.
(4)	Annualized.
(5)	On July 18, the advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited)

NOTE 1 – ORGANIZATION
The Perkins Discovery Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended  (the "1940 Act"), as an open-end investment management company. The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation with an emphasis in investing in domestic common stocks.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market¨ ("NASDAQ"), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP").  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2007, the Fund did not hold fair valued securities.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)
Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a best tax basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)
F.
Share Valuation.  The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncement. Effective September 28, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Massachusetts.  As of September 28, 2007, open Federal and Massachusetts tax years include the tax years ended March 31, 2004 through 2007.  The Fund has no examination in progress.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Perkins Capital Management, Inc., (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six-months ended September 30, 2007, the Fund incurred $150,082 in advisory fees.

Effective July 18, 2007, the Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets.  Prior to July 18, 2007, the limit on the Fund’s annual ratio of expenses was 2.50% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)
For the six-months ended September 30, 2007, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $97,777. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2008	$35,009
March 31, 2009	58,007
March 31, 2010	4,662
March 31, 2011	99

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $12 million	$30,000
$12 to $50 million	0.25% of average daily net assets
$50 to $100 million	0.20% of average daily net assets
$100 to $200 million	0.15% of average daily net assets
Over $200 million	0.10% of average daily net assets

For the six-months ended September 30, 2007, the Fund incurred $37,552 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six-months ended September 30, 2007, the Fund was allocated $3,009 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the "Distributor") acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the "Custodian") to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)
The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the six-months ended September 30, 2007, the Fund paid distribution fees of $37,520 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES
For the six-months ended September 30, 2007, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $26,443,484 and $9,284,078, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six-months ended September 30, 2007.

The cost basis of investments for federal income tax purposes at September 30, 2007 was as follows:

Cost of investments	$29,754,270
Gross tax unrealized appreciation	5,595,962
Gross tax unrealized depreciation	(3,309,687)
Net tax unrealized appreciation	$2,286,275

The difference between cost and unrealized appreciation in the book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, limited partnership income and grantor trust distributions.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six-months ended September 30, 2007 and the fiscal year ended March 31, 2007, respectively, was as follows:

	September 30,	March 31,
	2007	2007
Distributions paid from:
Long-term capital gain	$—	$978,445
Short-term capital gain	—	—

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)
As of March 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net tax unrealized appreciation	$3,957,604
Undistributed ordinary income	—
Undistributed long-term capital gain	238,105
Total distributable earnings	$238,105
Total accumulated earnings	$4,195,709

The Perkins Discovery Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)
Information regarding how The Perkins Discovery Fund vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 280-4779, by accessing the Funds’ website at www.perkinscapital.com, or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)
The Perkins Discovery Fund file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling (800) 280-4779. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Perkins Capital Management, Inc. (the "Advisor") for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was above the median of its peer group and was ranked in the first quartile for all relevant time periods.  The Board also noted that the Fund outperformed all of its peer funds for the year-to-date, one-year, and five-year time periods.  The Board concluded that the Advisor’s performance was highly satisfactory under current market conditions.  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.  The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  The Board determined that the advisory fee was below the fee the Advisor charged its separately managed accounts at lower asset levels and above the fee for separately managed accounts at higher asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts are not identical, and was not excessive.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 2.00%.  The Board noted that the Fund’s advisory fee (both on a contractual basis and a net basis after fee waivers or reimbursements) was above the median of its peer group.  The Board noted that while the Fund’s total expense ratio was above the peer group median and in the fourth quartile, the Fund’s expenses appeared to be within the range of the Advisor’s other accounts at certain asset levels. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for "soft dollars" and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA  94105-3441

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date   December 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date   December 5, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date   November 29, 2007

* Print the name and title of each signing officer under his or her signature.